UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): August 3, 2005
                                                          ----------------------

                           Interleukin Genetics, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

      000-23413                                            94-3123681
--------------------------------------------------------------------------------
(Commission File Number)                       (IRS Employer Identification No.)


    135 Beaver Street Waltham, MA                           02452
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                  (Zip Code)

                                 (781) 398-0700
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                (not applicable)
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

     On August 3, 2005, Interleukin Genetics, Inc. issued a press release to report its consolidated financial results for the quarter ended June 30, 2005. A copy of the earnings press release is being furnished pursuant to this Item 2.02 as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

          (c)  The following exhibit is furnished with this report:

Exhibit No.  Description
-----------  -----------

    99.1     Earnings Press Release dated August 3, 2005.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                    INTERLEUKIN GENETICS, INC.


Date: August 4, 2005                                By: /s/ Fenel M. Eloi
                                                        ------------------------
                                                        Fenel M. Eloi
                                                        Chief Operating Officer,
                                                        Chief Financial Officer,
                                                        Treasurer and Secretary